Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Annual Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 (the "Report"), I, Chris Dellinges, Chief Financial Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m or ss.78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2004
                                                    /s/ Chris Dellinges
                                                    ---------------------------
                                                    Chris Dellinges
                                                    Chief Financial Officer


         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.




                                                                    Exhibit 32.1
                                                                Page 1 of 1 Page